Putnam
Tax-Free
High Yield
Fund

ANNUAL REPORT
July 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "As we monitored the fund's holdings during the period, we were able to take advantage of the sector changes occurring within the market environment."

                                      -- Triet M. Nguyen, lead manager

* "[Investors should consider municipal bond funds if they are] in a tax bracket that warrants tax-free fund investing and want to build a balanced portfolio. Pros say that a diversified portfolio always includes stock as well as bond investments no matter what market conditions are."

                                      --  The Miami Herald, July 1996
    CONTENTS
4     Report from Putnam Management
9     Fund performance summary
15    Portfolio holdings
29    Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Concern over the possible implications of a flat tax on municipal bonds and worry that economic growth would touch off a new round of inflation produced a stretch of unsettled weather for the tax-exempt bond market during the 12 months ended July 31, 1996. The period, which encompassed Putnam Tax-Free High Yield Fund's most recent fiscal year, generated predictable market volatility and plenty of challenges for your fund's management.

During the first half of fiscal 1996, the flat-tax issue kept municipals from participating fully in the continuing bond market rally. Later, however, when concern over renewed inflation stopped the rally in its tracks, the already discounted munis gave back less ground. Fund Manager Triet Nguyen took the market's volatility in stride, maintaining the fund's current dividend while positioning the portfolio for what he expects will be somewhat calmer waters in the months ahead.

Finally, I am pleased to inform you that Leslie J. Burke has joined Triet as a member of your fund's management team. Leslie came to Putnam in 1992 as a credit analyst in the tax-exempt bond group. Before joining Putnam, she was with Fidelity Management and Research Company. Leslie has 10 years of investment experience.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

September 18, 1996



Report from the Fund Managers
Triet M. Nguyen, lead manager
Leslie J. Burke

Putnam Tax-Free High Yield Fund operated within an unusual municipal bond market environment during the fiscal year ended July 31, 1996, as the economy strengthened without undue inflation, rising-interest-rate concerns resurfaced, and flat-tax rhetoric faded. In response, we implemented a defensive strategy designed to maintain the fund's current dividend and shield the portfolio from as much of the surrounding market volatility as possible. For the most part, the strategy proved successful; the fund did maintain its dividend and it did deliver positive, if not outstanding, total return performance.

Total returns for the period were 5.76% for class A shares, 5.08% for class B shares, and 5.44% for class M shares, all at net asset value. Taking maximum sales charges into account, the returns were 0.70% and 2.05% for class A and class M shares, respectively, and 0.11% for class B shares, which represents the maximum contingent deferred sales charge. For results over longer periods, see the performance tables on pages 9 and 10.

* RESPONDING TO A CHANGING MARKET ENVIRONMENT

The U.S. bond market rally continued through the fiscal year's first half, a result of increased investor confidence in the Federal Reserve Board's ability to thwart inflation and effectively manage economic growth. Although the market rise fueled significant gains for most fixed-income investments, municipal bonds participated on a smaller scale than their taxable counterparts. The reason for this subdued response was mounting concern over the perceived effects of the flat-tax proposal that had been introduced in Congress in April 1995. A flat tax in its purest form would deprive municipal bonds of their beneficial tax treatment.

As the flat tax became an issue in the presidential primary election campaign, investors began to realize that despite the concept's widespread appeal there were several practical limitations. In any case, disagreement over critical details virtually eliminated prospects for enactment in 1996. This realization eased investors' concerns and during the fiscal year's latter half, investors began to return to the municipal market in which they found attractive opportunities they had previously overlooked. We believe tax reform will definitely reappear on the national agenda, but it is unlikely that the flat-tax concept will be revived before the November elections. In our view, municipal bond investors should continue to enjoy the current tax advantages for the foreseeable future.

* INFLATION FEARS PROVE GROUNDLESS

Just as flat-tax concerns were fading, however, the rest of the bond market turned its attention to prospects for inflation and interest rates. Productivity, personal income, employment, and technology had been advancing at a record pace, and fixed-income investors perceived this as a prelude to stepped-up inflation. (Generally, strong economic growth will stimulate inflation and be accompanied by a rise in interest rates.) However, despite the economy's continued growth during the past several months, a pickup in inflation has not yet materialized.

In anticipation of an increase in inflation, we recently increased portfolio weightings in industrial development bonds. Municipal bonds of this type are backed by the credit of a private corporation rather than a municipality; consequently, their prices reflect the strength of that corporation and the industry within which it operates. Because of the prospect of higher prices as well as increased demand, securities backed by sectors such as paper and forest products can provide appreciation potential when the economy is growing.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO QUALITY OVERVIEW*

Aaa           --  33.6%
Ba and under  --  40.6%
Baa           --  18.3%
A             --   4.2%
Aa            --   3.3%

Footnote reads:
*As a percentage of market value as of 7/31/96, a bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

This time around, however, the supply of paper and forest products was already abundant; manufacturers had stepped up production in anticipation of increased demand. As a consequence of this oversupply, prices dropped and the securities did not appreciate to the extent we had anticipated. Thus, your fund, which had been positioned to benefit from inflationary pressures, experienced some volatility -- along with the rest of the municipal bond market.

* DURATION AND SECTOR ALLOCATIONS REFLECT ECONOMIC ENVIRONMENT

Another key strategy we employed in response to the changing market and economic environment was to focus on managing the portfolio's duration. Duration is a measure of the price sensitivity of a portfolio of bonds to changes in interest rates. Like maturity, with which it is often confused, duration is measured in years. During the fiscal year's first quarter, our strategy included lengthening duration to approximately seven years. In hindsight, our move may have been premature. Although this range was appropriate for a stable interest-rate environment, it was less well suited to handling an unexpected rise in interest rates. Nevertheless, the fund weathered that brief storm and its duration, still around seven years, remains poised for the slowing economic trend expected over the near term.

Transportation-related municipal bonds continue to offer exceptional value, especially bonds related to major airport developments. Denver International Airport bonds, in particular, have proved to be quite rewarding for your fund. This facility has been under a great deal of public scrutiny for a number of years, mainly relating to construction delays and problems with its automated baggage system. During the airport's turbulent period, we continued to see solid fundamentals and remained convinced that the problems would eventually be overcome. In fact, what many perceived as a municipal bond disaster in the making is now the performance driver for the fund. As a result of this investment, your fund was able to realize significant profits throughout the fiscal year.

[GRAPHIC OF WORM CHART OMITTED: YIELD CURVE COMPARISON: TAXABLE
 AND TAX-FREE BONDS]

(vertical axis: max. 10%, min. 3%)
(horizontal axis: max. 30 years, min. 1 year)
(plot points)

               AAA-rated            U.S.              Taxable-
               municipal       Treasury             equivalent
YEARS              bonds     securities   municipal bond yield
------   ---------------     ----------       ----------------
1                   3.67           5.85                   6.08
2                   4.02           6.22                   6.66
3                   4.27           6.40                   7.07
4                   4.42           6.48                   7.32
5                   4.56           6.57                   7.55
7                   4.76           6.66                   7.88
10                  5.06           6.80                   8.38
15                  5.44           6.84                   9.01
20                  5.61           6.89                   9.29
25                  5.65           6.94                   9.35
30                  5.67           6.98                   9.39

Footnote reads:
Chart compares yields (vertical axis) of taxable U.S. Treasury securities and tax-free AAA-rated municipal bonds of varying maturities (horizontal axis, stated in years) on 7/31/96. The taxable-equivalent yield for municipal bonds assumes the maximum 39.6% federal income tax rate. Returns would not be as advantageous for investors in lower tax brackets. No assurance can be made that the fund will attain any particular yield. Principal and interest payments on U.S. Treasury securities are backed by the full faith and credit of the U.S. government; market prices and investment returns will vary and are not guaranteed. Source: Bloomberg.

Historically, utilities, electric power concerns in particular, have provided the fund with excellent value and strong performance. Electric utilities generally operate as regulated monopolies and thus offer investors price stability and consistent performance. In April, however, federal regulators handed down an order opening electric transmission systems to outside providers in an effort to reduce rates through greater competition. As a consequence, we have decreased the fund's electric utility bond exposure and are proceeding with caution as we wait to see how this industry will change. We believe the trend toward deregulation may favor high-yield securities more than others and thus ultimately could potentially yield significant benefits for the fund's performance. High-yield securities, of course, provide greater risks in return for this potentially greater reward.

While the 1995 supply of new and existing municipal securities decreased by 10% from the 1994 level, the supply has risen significantly so far in 1996. The main reason is a lower-interest-rate environment that issuers find more attractive. Since the additional supply lowered municipal bond prices slightly, we continue to pursue our careful evaluation of individual bonds to identify those we believe offer the most attractive balance of credit quality, yield, and relative price stability.

* OUTLOOK: GREATER STABILITY LIKELY FOR NEAR TERM

Although the fund experienced a fairly volatile year and traveled through an unusual investment environment, we see growing signs of market stability in the months ahead. We believe modest economic growth, low inflation risk, and no sharp interest-rate movements during the early months of the new fiscal year may generate the calmer waters we have been expecting.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/96, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield municipal bonds reflect a greater possibility that adverse changes in the economy or in the financial condition of their issuers may affect the issuers' ability to pay principal and interest on the bonds.



Performance Summary

Performance should always be considered in light of a fund's investment strategy. Putnam Tax-Free High Yield Fund is designed for investors seeking high current income free from federal income tax through investments primarily in High Yield investment-grade tax-exempt securities.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 7/31/96

                      Class A          Class B          Class M
(inception date)     (9/20/93)        (9/9/85)         (12/29/94)
                    NAV     POP     NAV     CDSC       NAV     POP
-----------------------------------------------------------------------
1 year             5.76%   0.70%   5.08%    0.11%     5.44%   2.05%
-----------------------------------------------------------------------
5 years              --      --   41.30    39.30        --      --
Annual average       --      --    7.16     6.85        --      --
-----------------------------------------------------------------------
10 years             --      --  102.24   102.24        --      --
Annual average       --      --    7.30     7.30        --      --
-----------------------------------------------------------------------
Life of class     11.24    6.00      --       --     15.26   11.52
Annual average     3.79    2.06      --       --      9.34    7.10
-----------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/96

                        Lehman Bros.           Consumer
                    Municipal Bond Index     Price Index
-----------------------------------------------------------------------
1 year                     6.60%                2.95%
-----------------------------------------------------------------------
5 years                   45.06                15.27
Annual average             7.72                 2.88
-----------------------------------------------------------------------
10 years                 120.87                43.38
Annual average             8.25                 3.67
-----------------------------------------------------------------------
Life of class A           13.50                 8.20
Annual average             4.57                 2.79
-----------------------------------------------------------------------
Life of class M           18.00                 4.88
Annual average            11.03                 3.04
-----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.


[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]

Cumulative total return of a $10,000 investment since 7/31/86


Starting value
$10,000      Fund's class B shares at POP              $20,224
$10,000      Lehman Bros. Municipal Bond Index         $22,087
$10,000      Consumer Price Index                      $14,338


(plot points for Growth of a $10,000 Investment worm chart)

           Fund's class B         Lehman Brothers
Date/year  Shares at CDSC    Municipal Bond Index      CPI
---------  --------------    --------------------   ------
7/31/86            10,000                  10,000   10,000
7/31/87            10,748                  10,907   10,393
7/31/88            11,496                  11,673   10,822
7/31/89            12,841                  13,095   11,361
7/31/90            13,379                  14,003   11,909
7/31/91            14,314                  15,226   12,438
7/31/92            16,403                  17,317   12,831
7/31/93            17,991                  18,848   13,187
7/31/94            18,237                  19,206   13,553
7/31/95            19,247                  20,720   13,927
7/31/96            20,224                  22,087   14,338

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class A shares at inception on 9/20/93 would have been valued at $11,124 at net asset value on 7/31/96 ($10,600 at the maximum public offering price). A $10,000 investment in the fund's class M shares at inception on 12/29/94 would have been valued at $11,526 at net asset value on 7/31/96 ($11,152 at public offering price.).




TOTAL RETURN FOR PERIODS ENDED 6/30/96
(most recent calendar quarter)

                      Class A          Class B        Class M
(inception date)     (9/20/93)        (9/9/85)      (12/29/94)
                    NAV     POP     NAV     CDSC    NAV     POP
-----------------------------------------------------------------------
1 year             5.70%   0.65%   5.10%    0.13%  5.46%   2.06%
-----------------------------------------------------------------------
5 years              --      --   42.73    40.73     --      --
Annual average       --      --    7.38     7.07     --      --
-----------------------------------------------------------------------
10 years             --      --  100.79   100.79     --      --
Annual average       --      --    7.22     7.22     --      --
-----------------------------------------------------------------------
Life of class     10.57    5.36      --       --  14.68   10.96
Annual average     3.68    1.90      --       --   9.49    7.13
-----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 7/31/96

                            Class A          Class B          Class M
-----------------------------------------------------------------------
Distributions (number)           12               12               12
-----------------------------------------------------------------------
Income                    $0.892125        $0.799411        $0.848026
-----------------------------------------------------------------------
Capital gains1                   --               --               --
-----------------------------------------------------------------------
  Total                   $0.892125        $0.799411        $0.848026
-----------------------------------------------------------------------
Share value:                  NAV     POP     NAV     NAV      POP
-----------------------------------------------------------------------
7/31/95                    $14.14  $14.85  $14.14  $14.13   $14.60
-----------------------------------------------------------------------
7/31/96                     14.05   14.75   14.05   14.04    14.51
-----------------------------------------------------------------------
Current return:
-----------------------------------------------------------------------
End of period
-----------------------------------------------------------------------
Current dividend rate2       6.28%   5.98%   5.64%   5.99%    5.79%
-----------------------------------------------------------------------
Taxable equivalent3         10.40    9.90    9.34    9.92     9.59
-----------------------------------------------------------------------
Current 30-day SEC yield4    6.43    6.12    5.78    6.13     5.93
-----------------------------------------------------------------------
Taxable equivalent3         10.65   10.13    9.57   10.15     9.82
-----------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax.
2 Income portion of most recent distribution, annualized and divided by
  NAV or POP at end of period.
3 Assumes maximum 39.6% federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.
4 Based only on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC Emerging Growth Fund

Vista Fund

Voyager Fund

Voyager Fund II


PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund


PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government Income Fund

Preferred Income Fund

U.S. Government Income Trust


PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds*

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania


LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.

The three portfolios:

Putnam Asset Allocation: Balanced Portfolio

Putnam Asset Allocation: Conservative Portfolio

Putnam Asset Allocation: Growth Portfolio


MOST CONSERVATIVE
INVESTMENTS+

Putnam money market funds:

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts++

*  Not available in all states.
+  Relative to above.
++ Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Tax-Free High Yield Fund
(a series of Putnam Tax-Free Income Trust)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the "fund") (a series of Putnam Tax-Free Income Trust) at July 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
September 16, 1996




Portfolio of investments owned
July 31, 1996

                   Key to Abbreviations
                   AMBAC -- AMBAC Indemnity Corporation
                   COP -- Certificate of Participation
                   FGIC -- Financial Guaranty Insurance Company
                   FRB -- Floating Rate Bonds
                   FHA Insd. -- Federal Housing Administration Insured
                   FNMA Coll. -- Federal National Mortgage Association Collateralized
                   FSA -- Financial Security Assurance
                   GNMA Coll. -- Government National Mortgage Association Collateralized
                   G.O. Bonds -- General Obligation Bonds
                   IFB -- Inverse Floating Rate Bonds
                   IF COP  -- Inverse Floating Rate Certificate of Participation
                   MBIA -- Municipal Bond Investors Assurance Corporation
                   VRDN   -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (98.3%) *
PRINCIPAL AMOUNT                                                                                       RATINGS**           VALUE

Alabama  (0.4%)
--------------------------------------------------------------------------------------------------------------------------------
       $5,000,000  Anniston, Indl. Dev. Rev. Bonds (Hoover Group Inc. Project), 8 1/2s, 9/1/10            B/P        $ 5,037,500
        2,000,000  Jackson Cnty., Hlth. Care Auth. Hosp. Tax Antic. Rev. Bonds, 7 7/8s, 5/1/19            Ba/P         2,102,500
                                                                                                                  --------------
                                                                                                                       7,140,000

Alaska  (0.2%)
--------------------------------------------------------------------------------------------------------------------------------
        5,050,000  Valdez, Marine Term Rev. Bonds (Amerada Hess Pipeline Corp.), 6.1s, 2/1/24             Ba/P         4,683,875

Arizona  (1.8%)
--------------------------------------------------------------------------------------------------------------------------------
                   Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds (American West Airlines)
        7,197,716  Ser. A-95-1, 8.3s, 1/1/06                                                              B/P          7,283,658
        2,631,578  Ser. B-95-2, 8.2s, 1/1/99                                                              B/P          2,663,026
        3,960,000  Phoenix, Indl. Dev. Auth. Rev. Bonds (Christian Care Retirement Apts.), Ser. A,
                   10 1/4s, 1/1/18                                                                        Aa/P         4,266,900
        3,625,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa Grande Regl. Med. Ctr.), Ser. B,
                   8 1/8s, 12/1/22                                                                        Ba/P         3,928,594
        4,500,000  Plainfield, Indl. Econ. Dev. Rev. Bonds, 8 1/2s, 9/1/04                                BB/P         4,764,375
                   Scottsdale, Indl. Dev. Auth. 1st Mtge. Rev. Bonds
        2,300,000  Ser. A, 8s, 6/1/11                                                                     BB/P         2,409,250
        3,150,000  Ser. B, 7.05s, 6/1/16                                                                  BB/P         3,362,625
        3,245,000  Ser. B, 6.7s, 6/1/17                                                                   BB/P         3,476,206
       12,880,000  Tuscon & Pima Cnty., Indl. Dev. Auth Rev. Bonds, Ser. 83A, zero %, 12/1/14             Aaa          4,234,300
                                                                                                                  --------------
                                                                                                                      36,388,934

California  (14.8%)
--------------------------------------------------------------------------------------------------------------------------------
        6,500,000  Alameda Cnty., COP (Santa Rita Jail Project), MBIA, 5s, 12/1/15                        Aaa          5,906,875
       14,440,000  CA Hlth. Fac. Auth. Rev. Bonds (Valley Presbyterian Hosp. Project), Ser. A,
                   9s, 5/1/12                                                                             Ba          14,474,945
       16,065,000  CA State Pub. Wks. Board Lease Rev. Bonds (Dept. of Corrections-State Prisons),
                   Ser. A, AMBAC, 5s, 12/1/19                                                             Aaa         14,458,500
        6,545,000  CA State Res. Wtr. Dept. Rev. Bonds (Central Valley Project), Ser. P,
                   5 1/2s, 12/1/21                                                                        AA           6,299,563
        7,640,000  Contra Costa, Wtr. Dist. Rev. Bonds, Ser. G, MBIA, 5s, 10/1/24                         Aaa          6,809,150
        6,000,000  Corona, COP (Vista Hosp. Syst.), Ser. B, 9 1/2s, 7/1/20                                B/P          6,277,500
                   Foothill/Eastern, Trans. Corridor Agcy. Rev. Bonds (CA Toll Rd.),
       13,000,000  Ser. A, 6 1/2s, 1/1/32                                                                 Baa/P       13,081,250
       14,150,000  Ser. A, 5s, 1/1/35                                                                     Baa         11,443,813
                   Los Angeles Cnty., Metro. Trans. Auth. Sales Tax Rev. Bonds
       20,350,000  Ser. 2, AMBAC, 5s, 7/1/25                                                              AAA         17,984,313
       17,000,000  FGIC, 5s, 7/1/21                                                                       Aaa         15,002,500
        5,000,000  Los Angeles, Wastewtr. Syst. IFB, FGIC, 6.642s, 11/1/06 (acquired 11/8/93,
                   cost $5,417,200)(double dagger)                                                        Aaa          5,050,000
                   Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds
        5,700,000  (Air Canada Inc. Los Angeles Intl.), 8 3/4s, 10/1/14                                   Ba           6,170,250
        5,070,000  (United Airlines, Inc. Los Angeles Intl.), 6 7/8s, 11/15/12                            BBB          5,298,150
       20,000,000  Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtrwks.), Ser. A, MBIA, 5 1/2s, 7/1/25       Aaa         19,200,000
       10,000,000  Orange Cnty., Pub. Fac. Corp. COP (Solid Waste Management), 7 7/8s, 12/1/13            Baa         10,562,500
                   Redondo Beach, Redev. Agcy. Multi-Fam. Hsg. Rev. Bonds (Heritage Point Project)
        3,130,000  Ser. B, 8 1/2s, 9/1/23                                                                 Ba/P         3,204,338
        5,100,000  Ser. A, 6 1/2s, 9/1/23                                                                 BBB/P        5,042,625
        8,725,000  Sacramento Cnty., Arpt. Syst. Rev. Bonds, Ser. B, MBIA , 5 3/4s, 7/1/26                Aaa          8,615,938
                   San Bernardino Cnty., COP (Med. Ctr. Fin. Project)
        5,000,000  Ser. A, MBIA, 6 1/2s, 8/1/17                                                           AAA          5,462,500
        8,000,000  MBIA, 5s, 8/1/28                                                                       Aaa          6,930,000
       21,000,000  San Bernardino Cnty., IF COP (PA-100-Med. Ctr. Fin. Project), MBIA, 8.869s,
                   8/1/28 (acquired 6/27/95, cost $22,664,040)(double dagger)                             Aaa         26,040,000
       10,000,000  San Diego, Regl. Bldg. Auth. Lease Rev. Bonds, MBIA, 6.9s, 5/1/23                      AAA         10,062,500
        5,000,000  Southern CA Pub. Pwr. Auth. Rev. Bonds (San Juan Unit Project), Ser. A,
                   MBIA, 5 1/4s, 1/1/14                                                                   Aaa          4,706,250
        5,650,000  Southern CA Pub. Pwr. Auth. IFB (Transmission Project), 7.569s, 7/1/12                 AA           5,748,875
       18,820,000  Vallejo, COP (Marine World Foundation), 8.1s, 2/1/21                                   BBB/P       20,278,550
       10,500,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                                                BBB/P       10,276,875
                   Valley Hlth. Syst. Hosp. Rev. Bonds
        5,000,000  6 1/2s, 5/15/25                                                                        Baa          4,793,750
        4,000,000  Ser. A, 6 1/2s, 5/15/15                                                                Baa          3,900,000
                   U. of CA., Hosp. Rev. Bonds (U. of CA Davis, Med. Ctr.)
       10,000,000  AMBAC, 5 3/4s, 7/1/20                                                                  AAA          9,887,500
       10,000,000  AMBAC, 5 3/4s, 7/1/24                                                                  AAA          9,812,500
                                                                                                                  --------------
                                                                                                                     292,781,510

Colorado  (5.5%)
--------------------------------------------------------------------------------------------------------------------------------
       32,000,000  Arapahoe Cnty., Cap. Impt. Rev. Bonds, Ser. C, zero %, 8/31/15                         Baa          8,320,000
                   Arapahoe Cnty., Cap. Impt. Trust Fund Hwy. Rev. Bonds (Ser. E-470 Project)
       13,000,000  Ser. B, 7s, 8/31/26                                                                    Baa         13,698,750
        5,025,000  Ser. B, 6.9s, 8/31/15                                                                  Baa          5,288,813
       45,755,000  CO Hlth. Fac. Auth. Retirement Fac. Rev. Bonds (Liberty Heights),
                   Ser. B, zero %, 7/15/24                                                                Aaa          6,405,700
                   Denver, City & Cnty. Arpt. Rev. Bonds
       24,400,000  Ser. A, 8 3/4s, 11/15/23                                                               Baa         28,670,000
       10,000,000  Ser. A, MBIA, 8 3/4s, 11/15/23                                                         Aaa         11,962,500
       12,750,000  Ser. A, MBIA, 8 1/2s, 11/15/23                                                         Aaa         14,774,063
        3,915,000  Ser. A, 7 1/4s, 11/15/25                                                               BBB          4,159,688
        1,535,000  Refunded, Ser. A, 7 1/4s, 11/15/25                                                     Aaa          1,761,413
        8,000,000  Ser. D, MBIA, 7 3/4s, 11/15/13                                                         AAA          9,720,000
       12,800,000  Jefferson Cnty., Single Fam. Mtge. Rev. Bonds,  Ser. A, MBIA, zero %, 3/1/16           Aaa          3,840,000
                                                                                                                  --------------
                                                                                                                     108,600,927

Connecticut  (1.5%)
--------------------------------------------------------------------------------------------------------------------------------
        7,195,000  CT State Dev. Auth. 1st Mtge. Rev. Bonds (East Hill Woods Project),
                   8 3/4s, 7/1/19+                                                                        B/P          6,475,500
                   CT State Dev. Auth. Hlth. Care Rev. Bonds (Alzheimers Resource Ctr.)
        6,500,000  Ser. A, 10s, 8/15/21                                                                   Aaa/P        8,100,625
        2,000,000  Ser. A, 7 1/4s, 8/15/21                                                                Ba/P         1,987,500
        4,625,000  Ser. A, 7 1/8s, 8/15/14                                                                Ba/P         4,567,188
        2,290,000  Ser. A, 7s, 8/15/09                                                                    Ba/P         2,281,413
        5,500,000  CT State Hlth. & Edl. Fac. Auth. IFB (Yale U.), 7.952s, 6/10/30                        AAA          5,506,875
                                                                                                                  --------------
                                                                                                                      28,919,101

District of Columbia  (2.9%)
--------------------------------------------------------------------------------------------------------------------------------
       10,500,000  DC, VRDN, 7.3s, 1/1/13                                                                 VMIGI       10,500,000
       38,800,000  DC, TRAN, Ser. A, 5 1/2s, 9/30/96                                                      B           38,864,408
                   DC, Natl. Pub. Radio Rev. Bonds
        4,400,000  7.7s, 1/1/23                                                                           BB/P         4,526,500
        2,500,000  7 5/8s, 1/1/18                                                                         BB/P         2,568,750
                                                                                                                  --------------
                                                                                                                      56,459,658

Florida  (3.2%)
--------------------------------------------------------------------------------------------------------------------------------
        9,260,000  Brevard Cnty., Hlth. Auth. Rev. Bonds (Courtenay Springs Village),
                   7 3/4s, 11/15/24                                                                       Ba/P         9,572,525
        7,000,000  Brevard Cnty., School Board, COP, Ser. B, AMBAC, 5 1/2s, 7/1/21                        Aaa          6,728,750
       24,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds (FL Crushed Stone Co.), 8 1/2s, 12/1/14          B/P         26,040,000
        5,970,000  Hillsborough Cnty., Aviation Auth. Special Purpose Fac. Rev. Bonds (U.S.
                   Air Inc. Project), 8.6s, 1/15/22                                                       B            6,425,213
        1,100,000  Jacksonville, Hlth. Fac. Auth. Rev. Bonds (Mental Hlth. Ctr.), 9 1/8s, 10/15/19        B/P          1,134,375
        2,250,000  Orange Cnty., Hlth. Fac. Auth. IFB, Ser. 91-C, MBIA, 8.91s, 10/29/21                   Aaa          2,396,250
        5,000,000  Palm Beach Cnty., Student Hsg. Rev. Bonds (Palm Beach Cmnty. College),
                   Ser. A, 8 1/2s, 3/1/23                                                                 B/P          4,918,750
                   Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds (FL Terminals Inc. Project)
        3,125,000  Ser. A, 7 3/4s, 5/1/21                                                                 Ba/P         2,921,875
        2,880,000  Ser. A, 7 1/2s, 5/1/15                                                                 Ba/P         2,692,800
                                                                                                                  --------------
                                                                                                                      62,830,538

Georgia  (5.8%)
--------------------------------------------------------------------------------------------------------------------------------
        5,100,000  Cobb Cnty., Dev. Auth. Indl. Dev. Rev. Bonds (Boise Cascade Corp. Project),
                   7s, 9/1/14                                                                             Baa          5,374,125
                   De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds (Briarcliff Park Apts. Project)
        8,000,000  Ser. B, 10s, 4/1/17                                                                    B/P          8,300,000
        5,900,000  Ser. A, 7 1/2s, 4/1/17                                                                 Baa/P        6,025,375
        9,500,000  Forsyth Cnty., Dev. Auth. Indl. (Hoover Group Inc. Project), 8 1/2s, 12/1/05           B/P          9,559,375
        6,415,000  Fulton Cnty., Res. Elderly Care Fac. Auth. Rev. Bonds (Lenbrook Sq. Foundation
                   Inc. Project), 9 3/4s, 1/1/17                                                          B/P          6,519,244
                   GA Muni. Elec. Pwr. Auth. Rev. Bonds
        5,000,000  Ser. EE, AMBAC, 7 1/4s, 1/1/24                                                         AAA          5,975,000
        9,200,000  Ser. B, FSA , 6 3/8s, 1/1/16                                                           AAA          9,901,500
       21,500,000  Ser. Z, MBIA, 5 1/2s, 1/1/20                                                           AAA         20,881,875
        7,070,000  GA State G.O. Bonds, Ser. C, 6 1/2s, 4/1/10                                            AAA          7,838,863
       41,395,000  Richmond Cnty., Dev. Auth. Rev. Bonds, Ser. C, zero %, 12/1/21                         AAA          7,088,894
                   Rockdale Cnty., Dev. Auth. Solid Waste Disp. Rev. Bonds (Visay Paper
                   Inc. Project)
        3,875,000  7 1/2s, 1/1/26                                                                         Ba/P         3,855,625
       15,000,000  7.4s, 1/1/16                                                                           Ba/P        15,187,500
        3,160,000  Savannah Econ. Dev. Auth. Poll. Control Rev. Bonds (Stone Container Corp.
                   Project), 8 1/8s, 7/1/15                                                               B/P          3,448,350
        4,500,000  Savannah Econ. Dev. Auth. Rev. Bonds (Stone Container Corp. Project),
                   7.4s, 4/1/26                                                                           B/P          4,522,500
                                                                                                                  --------------
                                                                                                                     114,478,226

Illinois  (1.4%)
--------------------------------------------------------------------------------------------------------------------------------
        5,000,000  Chicago, Gas Supply Rev. Bonds (Peoples Gas), Ser. A, 6 7/8s, 3/1/15                   Aa           5,406,250
        2,170,000  Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds (United Air Lines, Inc.),
                   Ser. 84A, 8.85s, 5/1/18                                                                Baa          2,430,400
        5,000,000  IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds (Regency Park-Lincolnwood),
                   Ser. A, 10 1/4s, 4/15/19 +                                                             CCC/P        3,743,750
                   IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab. Providers Fac.)
        2,685,000  8 1/4s, 8/1/12                                                                         Ba/P         2,768,906
        8,000,000  Ser. A, 7 7/8s, 7/1/20                                                                 Ba/P         7,670,000
        3,065,000  Ser. A, 7 1/2s, 3/1/14                                                                 Ba/P         2,973,050
        1,010,000  Ser. A, 7 1/4s, 3/1/04                                                                 Ba/P         1,007,475
        1,200,000  IL Dev. Fin. Auth. Rev. Bonds (Mercy Hsg. Corp. Project), 7s, 8/1/24                   Baa          1,237,500
                                                                                                                  --------------
                                                                                                                      27,237,331

Indiana  (1.8%)
--------------------------------------------------------------------------------------------------------------------------------
                   East Chicago, Poll. Control Rev. Bonds
       12,000,000  (Inland Steel Co. Project Number 11), 7 1/8s, 6/1/07                                   Ba          12,420,000
       11,000,000  (Inland Steel Co. Project Number 10), 6.8s, 6/1/13                                     Ba          10,986,250
        7,194,177  Hammond, Indl. Port Auth. COP, 9.65s, 6/1/14                                           Ba/P         7,508,923
        2,325,000  Mishawaka, Indl. Rev. Bonds (Stone Container Corp. Project), 9 1/4s, 2/1/97            B/P          2,359,689
        1,730,772  Westfield, Econ. Dev. Rev. Bonds (Westfield Village Hlth. Care Ctr.), FHA
                   Insd., 12s, 5/15/14                                                                    A/P          1,988,225
                                                                                                                  --------------
                                                                                                                      35,263,087

Iowa  (0.7%)
--------------------------------------------------------------------------------------------------------------------------------
                   IA Fin. Auth. Hlth. Care Rev. Bonds (Care Initiatives Project)
       11,500,000  9 1/4s, 7/1/25                                                                         Ba/P        12,851,250
        1,500,000  9.15s, 7/1/09                                                                          Ba/P         1,689,375
          215,000  Marion, 1st Mtge. Rev. Bonds (AHF/Kentucky Iowa, Inc. Project), 10 1/4s, 1/1/20        B/P            223,869
                                                                                                                  --------------
                                                                                                                      14,764,494

Kentucky  (1.1%)
--------------------------------------------------------------------------------------------------------------------------------
        5,000,000  Jefferson Cnty., Hosp. IFB (Alliant Hlth. Syst. Project), MBIA, 9.09s, 10/1/14         Aaa          5,400,000
       10,000,000  Kenton Cnty., Arpt. Rev. Bonds (Delta Airlines Project), Ser. A, 7 1/2s, 2/1/12        Baa         10,662,500
        1,275,000  Lexington-Fayette Urban Cnty., Govt. 1st Mtge. Rev. Bonds (AHF/Kentucky Iowa,
                   Inc. Project), 10 1/4s, 1/1/20                                                         B/P          1,327,594
        3,430,000  Muhlenberg Cnty., Hosp. Rev. Bonds (Muhlenberg Cmnty. Hosp. Project),
                   9 1/2s, 8/1/10                                                                         Baa/P        3,665,813
                                                                                                                  --------------
                                                                                                                      21,055,907


Louisiana  (5.1%)
--------------------------------------------------------------------------------------------------------------------------------
        2,900,000  Beauregard, Parish Rev. Bonds (Boise Cascade Corp. Project), 7 3/4s, 6/1/21            Baa          3,110,250
        2,900,000  De Soto Parish, Poll. Ctrl. VRDN (Central LA Elec. Co. Project), Ser. A,
                   3.45s, 7/1/18                                                                          VMIGI        2,900,000
        3,800,000  Hodge, Combined Util. Rev. Bonds (Stone Container Corp.), 9s, 3/1/10                   Ba/P         4,108,750
                   LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
        2,391,110  (Emily Morten Foundation), 10 1/4s, 5/1/19                                             B/P          2,540,555
        2,000,000  (St. James Place Project), 10s, 11/1/21                                                B/P          2,182,500
       20,500,000  Lake Charles, Harbor & Term. Dist. Port Facs. Rev. Bonds (Trunkline Co.
                   Project), 7 3/4s, 8/15/22                                                              BBB         22,857,500
                   Port of New Orleans, Indl. Dev. Rev. Bonds (Continental Grain Co. Project)
        3,700,000  Ser. A, 14 1/2s, 2/1/02                                                                Ba           3,828,797
        4,500,000  14 1/2s, 1/1/02                                                                        Ba           4,629,150
        7,000,000  7 1/2s, 7/1/13                                                                         Ba           7,227,500
        6,500,000  St. Charles Parish, Poll. Control Rev. Bonds (LA Pwr. & Lt. Co.), 8s, 12/1/14          Baa          7,076,875
       13,000,000  St. James Parish, Solid Waste Disp. Rev. Bonds (Kaiser Aluminum Project),
                   7 3/4s, 8/1/22                                                                         B/P         13,455,000
                   West Feliciana Parish, Poll. Control Rev. Bonds (Gulf States Util. Co.)
        6,000,000  8s, 12/1/24                                                                            Ba           6,382,500
       19,000,000  7.7s, 12/1/14                                                                          Ba/P        20,425,000
                                                                                                                  --------------
                                                                                                                     100,724,377

Maryland  (0.1%)
--------------------------------------------------------------------------------------------------------------------------------
        2,940,000  Denton, 1st Mtge. Rev. Bonds (Wesleyan Hlth. Care Ctr. Project), 10 1/4s, 4/1/20       B/P          2,940,000

Massachusetts  (7.6%)
--------------------------------------------------------------------------------------------------------------------------------
        4,150,000  Agawam, Resource Recvy. Rev. Bonds (Springfield Resources Recvy. Project),
                   8 1/2s, 12/1/08                                                                        Baa          4,310,356
       18,450,000  MA Bay Trans. Auth. IFB, Ser. B, MBIA, 7.03s, 3/1/22 (acquired various dates
                   from 12/14/93 to 2/2/94, cost $18,580,614)(double dagger)                              Aaa         16,236,000
        3,000,000  MA Indl. Fin. Agcy. Rev. Bonds (Emerson College), 8 1/4s, 1/1/17                       Ba/P         3,251,250
        5,000,000  MA Muni. Elec. Co. Rev. Bonds, Ser. B, 6 3/4s, 7/1/17                                  AAA          5,593,750
       12,605,000  MA Muni. Whsl. Elec. Co. Pwr. Supply Syst. Rev. Bonds, Ser. A, 8 3/4s, 7/1/18          AAA         13,400,376
                   MA State Hlth. & Edl. Fac. Auth. IFB
        5,000,000  (St. Elizabeth Hosp.), Ser. E, FSA, 9.879s, 8/15/21                                    Aaa          5,512,500
        5,600,000  (Beth Israel Hosp.), AMBAC, 8.522s, 7/1/25                                             Aaa          5,663,000
        2,000,000  (Boston U.), Ser. L, MBIA, 9.485s, 10/1/31                                             Aaa          2,172,500
                   MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
        3,250,000  (Summerfield Nursing Home), Ser. A, 9 1/2s, 7/1/14                                     B/P          1,629,063
        3,325,000  (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                                       Ba           3,337,469
                   MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds (Southeastern MA Project)
        4,000,000  Ser. B, 9 1/4s, 7/1/15                                                                 Ba/P         4,525,000
       30,225,000  Ser. A, 9s, 7/1/15                                                                     Ba/P        34,078,688
                   MA State Indl. Fin. Agcy. Rev. Bonds
        2,000,000  (Atlanticare Med. Ctr.), Ser. A, 10 1/8s, 11/1/14                                      B/P          1,907,500
        6,000,000  (Atlanticare Med. Ctr.), Ser. B, 10 1/8s, 11/1/14                                      B/P          5,722,500
        8,800,000  (Orchard Cove Inc.), 9s, 5/1/22                                                        Ba/P         9,812,000
        2,385,000  (Mass Tpk.), 9s, 10/1/20                                                               Aaa/P        2,808,338
        2,155,000  (Morton Hosp. & Med. Ctr.), Ser. A, 8 3/4s, 7/1/11                                     Aaa          2,402,825
        7,500,000  (Molten Metal Tech. Project), 8 1/4s, 8/1/14                                           B/P          7,771,875
                   MA State Wtr. Resources Auth. Rev. Bonds
        7,500,000  Ser. C, MBIA, 5 1/4s, 12/1/15                                                          Aaa          7,134,375
        8,500,000  Ser. B, MBIA, 5s, 3/1/22                                                               Aaa          7,565,000
        4,000,000  Worcester Mtge. Rev. Bonds (Briarwood Issue), 9 1/4s, 12/1/22                          Ba/P         4,340,000
                                                                                                                  --------------
                                                                                                                     149,174,365

Michigan  (6.0%)
--------------------------------------------------------------------------------------------------------------------------------
        2,591,000  Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds (Glacier Hills Inc.
                   Project), 8 3/8s, 1/15/19                                                              B/P          2,633,104
       18,587,000  Detroit, Hosp. Fac. Fin. Auth. Rev. Bonds (MI Hlth. Care Corp.), 10s, 12/1/20 +        Caa          5,204,360
       20,630,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment Rev. Bonds, Ser. A, 9.5s, 5/1/21           Baa/P       25,297,538
        7,765,000  Dickinson Cnty., Econ. Dev. Rev. Bonds (Champion Intl. Corp. Project),
                   5.85s, 10/1/18                                                                         Baa          7,493,225
        5,790,000  Highland Park, Hosp. Fin. Auth. Fac. Rev. Bonds (MI Hlth. Care Corp. Project),
                   Ser. A, 9 7/8s, 12/1/19(Chapter 11)+                                                   Caa          1,621,200
       10,740,000  MI State Hosp. Fin. Auth. Adj. Rate Rev. Bonds (Detroit-Macomb Hosp. Corp.),
                   Ser. A, 7.4s, 6/1/13                                                                   BB/P        10,740,000
        5,000,000  MI State Hosp. Fin. Auth. Rev. Bonds (Detroit-Macomb Hosp. Corp.),
                   Ser. A, 7s, 6/1/15                                                                     Ba           4,825,000
                   MI State Stragetic Fund Ltd. Oblig. Rev. Bonds
        5,800,000  (Mercy Svcs. for Aging Project), 9.4s, 5/15/20                                         Baa/P        6,539,500
          910,000  (MI Hlth. Care Corp. Project), 9.1s, 12/1/14(In default) +                             CCC            254,800
       15,500,000  (Blue Wtr. Fiber Project), 8s, 1/1/12                                                  B/P         11,625,000
       15,000,000  (Detroit Edison Co. Coll.- AA), MBIA, 6.4s, 9/1/25                                     Aaa         15,618,750
       19,500,000  Midland Cnty., Econ. Dev. Corp. Poll. Control Rev. Bonds, Ser. B, 9 1/2s, 7/23/09      B/P         21,279,375
        5,390,000  Waterford, Econ. Dev. Corp. Rev. Bonds (Canterbury Hlth. Care), 8 3/8s, 7/1/23         Ba/P         5,585,388
                                                                                                                  --------------
                                                                                                                     118,717,240

Minnesota  (0.9%)
--------------------------------------------------------------------------------------------------------------------------------
        2,950,000  Chaska, Indl. Dev. Rev. Bonds (Lifecore Biomedical Inc. Project),
                   10 1/4s, 9/1/20                                                                        Ba/P         3,359,313
        2,900,000  Golden Valley, Indl. Dev. FRB (Unicare Homes Inc. Project), 4.05s, 9/1/14              VMIGI        2,900,000
        5,000,000  Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp. Project), 7.2s, 10/1/24         BBB          5,368,750
                   Minneapolis, Cmnty. Dev. Agcy. Multi-Fam. Hsg. Rev. Rental Bonds
                  (Lindsay Bros. Project)
        1,820,000  Ser. A, 9 1/2s, 12/1/07                                                                B/P          1,860,950
        1,200,000  Ser. B, 1 1/2s, 12/1/07                                                                B/P            420,000
          800,000  New Brighton, Indl. Dev. Auth. VRDN (Unicare Homes Inc. Project), 4.05s, 12/1/14       VMIGI          800,000
        3,200,000  Shakopee, Multi-Fam. Adj. Rate Rev. Bonds (Riva Ridge Apts. Project),
                   8 1/2s, 12/1/08                                                                        B/P          3,200,000
                                                                                                                  --------------
                                                                                                                      17,909,013

Mississippi  (1.6%)
--------------------------------------------------------------------------------------------------------------------------------
                   Clairborne Cnty., Poll. Control Rev. Bonds (Middle South Energy, Inc.)
        4,500,000  Ser. C, 9 7/8s, 12/1/14                                                                Ba           5,028,750
       10,000,000  Ser. A, 9 1/2s, 12/1/13                                                                Ba          11,100,000
        9,150,000  Ser. A, 6.2s, 2/1/26                                                                   Baa          8,578,125
        2,250,000  Lee Cnty., Indl. Rev. Bonds (Great Southern Box Co. Inc. Project),
                   9.55s, 5/1/97                                                                          B/P          2,304,855
        4,000,000  MS Hosp. Equip. & Fac. Auth. Rev. Bonds (MS Methodist Hosp & Rehab.),
                   Ser. 1, 9 3/8s, 5/1/12                                                                 AAA          4,465,000
                                                                                                                  --------------
                                                                                                                      31,476,730

Missouri  (0.4%)
--------------------------------------------------------------------------------------------------------------------------------
        1,400,000  KC, Indl. Dev. Auth. Hosp. VRDN (Resh Hlth. Svcs.), MBIA, 3.8s, 4/15/15                VMIGI        1,400,000
        7,550,000  MO State Hlth. & Ed. Fac. Auth. Rev. Bonds (St. Louis U.), AMBAC,
                   5.2s, 10/1/26                                                                          Aaa          6,861,063
                                                                                                                  --------------
                                                                                                                       8,261,063

Montana  (0.7%)
--------------------------------------------------------------------------------------------------------------------------------
        3,000,000  Missoula Cnty., Rev. Bonds (Cmnty. Med. Ctr. Inc.), Ser. B, 9s, 6/1/18                 Baa          3,165,000
       12,000,000  MT State Hlth. Fac. Auth. Hosp. Fac. IFB, AMBAC, 6.61s, 2/25/25                        Aaa          9,885,000
                                                                                                                  --------------
                                                                                                                      13,050,000

Nebraska  (1.3%)
--------------------------------------------------------------------------------------------------------------------------------
        2,000,000  NE Investment Fin. Auth. Hosp. IFB, MBIA, 9.406s, 12/8/16                              AAA          2,200,000
       12,100,000  NE Investment Fin. Auth. Single Fam. Mtge. IFB, Ser. D, GNMA Coll.,
                   7.989s, 3/24/26                                                                        AAA         11,676,500
       12,000,000  Omaha, Elec. Pub. Pwr. Dist. Rev. Bonds, Ser. C, 5 1/2s, 2/1/14                        AA          11,880,000
                                                                                                                  --------------
                                                                                                                      25,756,500

New Hampshire  (1.6%)
--------------------------------------------------------------------------------------------------------------------------------
        3,200,000  NH State Bus. Fin. Auth. Rev. Bonds (Crown Paper Co. Project), 7 3/4s, 1/1/22          Ba           3,276,000
                   NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
        2,885,000  (Havenwood-Heritage Heights), 9 3/4s, 12/1/19                                          Aaa          3,415,119
        2,425,000  (Franklin Regl. Hosp.), 8 3/4s, 9/1/19                                                 Baa          2,637,188
        9,000,000  (1st Mtge. Rivermead Peterborough), 8 1/2s, 7/1/24                                     B            9,461,250
        5,900,000  (Heritage Heights), 7.35s, 1/1/18                                                      Ba           5,671,375
        6,750,000  (Wentworth-Douglass Hosp.), MBIA, 5 3/8s, 1/1/15                                       Aaa          6,395,625
                                                                                                                  --------------
                                                                                                                      30,856,557

New Jersey  (3.6%)
--------------------------------------------------------------------------------------------------------------------------------
        5,000,000  Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s, 4/1/24 (acquired 4/12/94,
                   cost $5,000,000)(double dagger)                                                        B/P          5,031,250
        4,730,000  Mercer Cnty., Impt. Auth. Rev. Bonds (Solid Waste), Ser. B, 6.8s, 4/1/05               Ba           4,594,013
       10,000,000  NJ Econ. Dev. Auth. Indl. Dev. Rev. Bonds (Newark Arpt. Marriot Hotel),
                   7s, 10/1/14                                                                            B/P          9,912,500
                   NJ Econ. Dev. Auth. Rev. Bonds
        2,700,000  (Stolt Terminals Project), 10 1/2s, 1/15/18                                            Ba/P         2,936,250
        4,700,000  (Holt Hauling Co.), Ser. D, 10 1/4s, 9/15/14                                           B/P          4,866,521
        7,000,000  (Winchester Gardens), Ser. A, 8 5/8s, 11/1/25                                          B/P          7,008,750
        5,000,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds (St. Elizabeth Hosp.), Ser. B,
                   8 1/4s, 7/1/20                                                                         Baa          5,406,250
        4,000,000  NJ State Hsg. & Mtge. Fin. Agcy. Rev. IFB, Ser. I, 8.074s, 11/1/07
                  (acquired various dates from 2/11/93 to 8/24/95, cost $4,143,120)(double dagger)        A            4,125,000
        5,450,000  NJ State Hwy. Auth. Rev. Bonds (Garden State Pkwy.), 5.2s, 1/1/08                      Aa           5,388,688
                   NJ State Trans. Trust Fund Auth. Rev. Bonds (Trans. Syst.)
       10,000,000  Ser. B, MBIA, 6 1/2s, 6/15/10                                                          Aaa         11,175,000
        6,250,000  Ser. A, MBIA, 5s, 6/15/15                                                              Aaa          5,781,250
        4,000,000  Salem Cnty., Indl. Poll. Control Fin. Auth. IFB, MBIA, 9.015s, 10/1/29
                  (acquired 10/28/94, cost $3,785680)(double dagger)                                      Aaa          4,420,000
                                                                                                                  --------------
                                                                                                                      70,645,472

New Mexico  (0.1%)
--------------------------------------------------------------------------------------------------------------------------------
        2,200,000  Farmington, Poll. Control VRDN (Arizona Public Services Co.), Ser. B,
                   3.7s, 9/1/24                                                                           VMIGI        2,200,000

New York  (7.2%)
--------------------------------------------------------------------------------------------------------------------------------
                   Metro. Trans. Auth. Svcs. Contract Rev. Bonds
        4,000,000  (Commuter Fac.), Ser. O, 5 3/4s, 7/1/13                                                BBB          3,905,000
        8,250,000  (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                                                  Baa          8,054,063
        1,900,000  NY City, VRDN, Ser. C, FGIC, 3.7s, 10/1/22                                             VMIGI        1,900,000
        5,000,000  NY City, Muni. Wtr. &  Swr. Fin. Auth. Syst. Rev. Bonds, Ser. C, 7 3/4s, 6/15/20       Aaa          5,731,250
        9,500,000  NY G.O. Bonds, 6 1/4s, 4/1/26                                                          Baa          9,369,375
                   NY State Dorm. Auth. Rev. Bonds (City U. Syst.)
       21,500,000  Ser. A, 5 3/4s, 7/1/13                                                                 Baa         20,989,375
        7,000,000  Ser. A, AMBAC, 5 3/4s, 7/1/09                                                          Aaa          7,192,500
       10,100,000  Ser. F, 5s, 7/1/20                                                                     Baa          8,471,375
        2,000,000  NY State Dorm. Auth. VRDN (Osborn Mem. Home), Ser. A, 3.7s, 7/1/24                     VMIGI        2,000,000
        8,000,000  NY State Energy Research & Dev. Auth. Poll. Control IFB, FGIC, 9.754s, 7/1/29
                  (acquired 12/19/94, cost $8,353,120)(double dagger)                                     Aaa          9,550,000
        1,000,000  NY State Energy Research & Dev. Auth. Poll. Control VRDN (NY State Elec.
                   & Gas Co.), Ser. C, 3.45s, 6/1/29                                                      VMIGI        1,000,000
                   NY State Local Govt. Assistance Corp. Rev. Bonds
        7,000,000  5 1/2s, 4/1/21                                                                         A            6,597,500
        8,000,000  Ser. C, 5 1/2s, 4/1/17                                                                 A            7,800,000
        2,225,000  Ser. E, 5 1/4s, 4/1/16                                                                 A            2,105,406
        5,500,000  NY State Med. Care Fac. Fin. Agcy. Rev. Bonds, Ser. A, AMBAC, 6 1/2s, 8/15/29          Aaa          5,836,875
        1,600,000  NY State Med. Care Fac. Fin. Agcy. VRDN (Lenox Hill Hosp.), Ser. A, 3.45s, 11/1/08     VMIGI        1,600,000
        9,750,000  NY State Pwr. Auth. Rev. Bonds, Ser. Z, 6 1/2s, 1/1/19                                 Aa          10,261,875
        7,000,000  NY State Urban Dev. Corp. Rev. Bonds (State Fac.), 7 1/2s, 4/1/20                      Aaa          7,945,000
        9,000,000  NY City, Indl. Dev. Rev. Bonds (Solid Waste Disp-Visy Paper Project), 7.8s, 1/1/16     Ba           9,382,500
                   Port Auth., NY & NJ G.O. Bonds
        6,890,000  Ser. 104, AMBAC, 5.2s, 7/15/13                                                         AAA          6,571,338
        6,555,000  AMBAC, 5 1/8s, 7/15/12                                                                 AAA          6,243,638
                                                                                                                  --------------
                                                                                                                     142,507,070

North Carolina  (1.5%)
--------------------------------------------------------------------------------------------------------------------------------
                   NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
        9,250,000  Ser. A, 6 1/2s, 1/1/18                                                                 A            9,562,188
       14,940,000  Ser. B, 6 1/8s, 1/1/09                                                                 A           15,145,425
        5,000,000  Ser. C, 5 1/2s, 1/1/07                                                                 A            4,856,250
                                                                                                                  --------------
                                                                                                                      29,563,863

Ohio  (1.8%)
--------------------------------------------------------------------------------------------------------------------------------
        7,200,000  Dayton, Special Fac. Rev. Bonds (Emery Air Freight Corp.), Ser. A, 12 1/2s, 10/1/09    Ba           8,262,000
       14,315,000  Lucas Plaza Hsg. Dev. Corp. Mtge. Rev. Bonds, FHA Insd. , zero %, 6/1/24               Aaa          2,200,931
        6,200,000  OH State Pub. Fac. Higher Ed. Rev. Bonds, Ser. II-A, MBIA, 4 1/2s, 11/1/10             Aaa          5,471,500
       20,000,000  OH State Tpk. Comm. Rev. Bonds, MBIA, 5 1/2s, 2/15/26                                  Aaa         19,175,000
                                                                                                                  --------------
                                                                                                                      35,109,431

Oklahoma  (0.3%)
--------------------------------------------------------------------------------------------------------------------------------
        6,475,000  Tulsa, Indl. Auth. Rev. Bonds (U. of Tulsa), Ser. A, MBIA 6s, 10/1/11                  Aaa          6,806,844

Pennsylvania  (4.4%)
--------------------------------------------------------------------------------------------------------------------------------
                   Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac. Rev. Bonds
        1,290,000  (U.S. Air, Inc. Project), Ser. A, 8 7/8s, 3/1/21                                       B            1,398,038
        1,545,000  (Southwestern Arpt. Cargo Fac.), 8 3/4s, 2/15/09                                       Ba/P         1,624,181
        4,935,000  (U.S. Air, Inc. Project), Ser. B, 8 1/2s, 3/1/21                                       B            5,231,100
                   Montgomery Cnty., Higher Edl. & Hlth. Auth. Hosp. Rev. Bonds
                  (United Hosp. Inc. Project)
        3,745,000  8 1/2s, 11/1/17                                                                        Aaa          4,016,513
        5,300,000  Ser. A, 8 3/8s, 11/1/11                                                                AAA          5,995,625
       29,200,000  PA Economic Dev. Fin. Auth. Recycling Rev. Bonds (Ponderosa Fibres Project),
                   Ser. A, 9 1/4s, 1/1/22                                                                 B/P         28,178,000
        6,000,000  PA Economic Dev. Fin. Auth. Resource Recvy. Rev. Bonds (Colver Project),
                   Ser. E, 8.05s, 12/1/15                                                                 BBB          6,262,500
        4,800,000  PA Hsg. Fin. Agcy. IFB, 8.414s, 4/1/25                                                 Aa           4,656,000
        2,500,000  PA State Higher Ed. Assistance Agcy. Student Loan IFB, AMBAC, 9.662s, 9/3/26           Aaa          2,643,750
        5,370,000  PA Convention Ctr. Auth. Rev. Bonds, Ser. A, FSA, 6 3/4s, 9/1/19                       Aaa          5,833,163
                   Philadelphia, Hosp. & Higher Edl. Fac. Auth. Rev. Bonds
        7,000,000  Ser. A&B, 7 1/4s, 7/1/18                                                               BBB          7,131,250
        2,000,000  Ser. A, 6 1/4s, 7/1/13                                                                 BBB          1,905,000
        5,300,000  Philadelphia, Muni. Auth. Rev. Bonds (Justice Lease), Ser. C, 8 5/8s, 11/15/16         AAA          6,333,500
        4,760,000  Philadelphia, Wtr. & Wastewtr. Rev. Bond, FGIC, 10s, 6/15/05                           AAA          6,318,900
                                                                                                                  --------------
                                                                                                                      87,527,520

Puerto Rico  (1.7%)
--------------------------------------------------------------------------------------------------------------------------------
        8,000,000  PR, IFB, MBIA, 5.642s, 7/1/08                                                          Aaa          8,220,000
                   PR, Hwy. & Trans. Auth. Rev. Bonds
        3,305,000  Ser. Z, MBIA, 6 1/4s, 7/1/12                                                           Aaa          3,585,925
       15,000,000  Ser. Y, 5 1/2s, 7/1/26                                                                 A           14,025,000
        7,000,000  PR, Pub. Bldgs. Auth. Hlth. Facs. , Ser. M, AMBAC, 5 3/4s, 7/1/10                      Aaa          7,253,750
                                                                                                                  --------------
                                                                                                                      33,084,675

South Carolina  (1.4%)
--------------------------------------------------------------------------------------------------------------------------------
       17,275,000  Florence Cnty., Indl. Dev. Auth. Rev. Bonds (Stone Container Corp. Project),
                   7 3/8s, 2/1/07                                                                         BB/P        17,685,261
        4,000,000  Piedmont, Muni. Elec. Pwr. Agcy. Rev Bonds, MBIA, 5 1/2s, 1/1/11                       AAA          4,015,000
        5,000,000  Spartanburg Cnty., Hosp. Fac. IFB, FSA, 8.847s, 4/13/22                                AAA          5,343,750
                                                                                                                  --------------
                                                                                                                      27,044,011

Tennessee  (1.6%)
--------------------------------------------------------------------------------------------------------------------------------
       15,000,000  McMinn Cnty., Indl. Dev. Board Poll. Control Rev. Bonds (Calhoun Newsprint Co.
                   Project), Ser. A, 7 5/8s, 3/1/16                                                       A           16,031,250
       28,920,000  Metro. Nashville & Davidson Cnty., Hlth. & Edl. Fac. Board Rev. Bonds
                  (Volunteer Hlth. Care), zero %, 6/1/21                                                  Aaa          5,061,000
                   TN State G.O. Bonds
        5,660,000  Ser. A, 4.8s, 5/1/10                                                                   Aaa          5,292,100
        5,660,000  Ser. A, 4 3/4s, 5/1/09                                                                 Aaa          5,285,025
                                                                                                                  --------------
                                                                                                                      31,669,375

Texas  (3.8%)
--------------------------------------------------------------------------------------------------------------------------------
                   Bell Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
        1,495,000  (Adv. Living Tech. Inc. Project), Ser. A, 10 1/2s, 12/1/27                            Caa/P         1,270,750
        5,180,000  (Living Tech. Inc. Project), Ser. A, 10 1/2s, 6/15/18                                 Caa/P         4,403,000
        4,785,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds (Heartway Corp.), Ser. A-1,
                   10 1/4s, 3/1/19+                                                                      Caa/P         3,349,500
        5,760,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds (Nancy Travis Memorial Hosp.
                   Project), 10s, 5/15/13                                                                B/P           6,249,600
       10,000,000  Dallas Cnty., G.O. Bonds (Flood Control Dist. #1), zero %, 4/1/16                     Ba/P          8,437,500
                   Harris Cnty., Single Fam. Hsg. Fin. Corp. Rev. Bonds
          835,000  Ser. 1983A, 10 3/8s, 7/15/14                                                          Baa             835,159
          710,000  9 7/8s, 3/15/14                                                                       Ba              710,547
                   Houston, Hsg. Fin. Corp. Single Fam. Mtge. Rev. Bonds
        3,322,000  Ser. A, Verex Mtg. Ins., 10 7/8s, 2/15/16                                             Baa           3,342,165
        2,015,000  10s, 9/15/14                                                                          B             2,014,154
       35,160,000  Montgomery Cnty., Rev. Bonds (Heritage Manor), zero %, 7/15/23                        Aaa           5,361,900
        2,000,000  Port Corpus Christi, Indl. Dev. Corp. Rev. Bonds (Valero Refining & Marketing
                   Co.), Ser. A, 10 1/4s, 6/1/17                                                         Baa           2,138,500
                   Southeast TX Multi-Fam. Hsg. Fin. Corp. Rev. Bonds
        5,500,000  (Bayou Pk. Village Apt. Project), Ser. B, 10.175s, 8/1/16                             B/P           4,730,000
        4,500,000  (Promenade Place Apt. Project), Ser. B, 10.175s, 8/1/16                               Ba/P          4,944,375
        6,000,000  (Pavilion Place Apt. Project), Ser. A, 7.6s, 7/1/16                                   Baa/P         6,007,500
        9,700,000  (Pavilion Place Apt. Project), Ser. B, 1.685s, 7/1/16 +                               CCC/P           472,875
        5,000,000  Tarrant Cnty., Hlth. Facs. Dev. Corp. Hosp. Rev. Bonds (Cmnty. Hlth. Care
                   Foundation. Inc. Project), 10 1/8s, 4/1/21 (In default)                               CCC/P         1,500,000
       11,500,000  TX A&M U., Rev. Bonds, 5s, 5/15/12                                                    Aa           10,709,375
        8,000,000  TX State Hsg. & Cmnty. Affairs Home Mtge. IFB, Ser. C, GNMA Coll., FNMA Coll.,
                   9.917s, 7/2/24                                                                        Aaa           8,520,000
                                                                                                                  --------------
                                                                                                                      74,996,900

Utah  (0.3%)
--------------------------------------------------------------------------------------------------------------------------------
        5,000,000  Salt Lake City, Hosp. Rev. Bonds (IHC Hosps. Inc.), MBIA, 6 1/4s, 2/15/23             Aaa           5,187,500

Virginia  (0.7%)
--------------------------------------------------------------------------------------------------------------------------------
        4,500,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB, FGIC, 9.466s, 8/15/23                Aaa           4,854,375
        2,000,000  Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours Hlth. Syst. Project),
                   FSA, 7.924s, 8/23/27                                                                  Aaa           2,010,000
        5,750,000  Hopewell, Indl. Dev. Auth. Rev. Bonds (Stone Container Corp. Project),
                   8 1/4s, 6/1/16                                                                        Ba/P          6,202,813
                                                                                                                  --------------
                                                                                                                      13,067,188

Washington  (2.5%)
--------------------------------------------------------------------------------------------------------------------------------
       29,000,000  Port Walla Walla, Pub. Corp. Solid Waste Recycling Rev. Bonds (Ponderosa
                   Fibres Project), 9 1/8s, 1/1/26                                                       B/P          27,586,250
        1,800,000  WA State Hlth. Care Fac. Auth. VRDN (Sisters Providence), Ser. D, 3.7s, 10/1/05       VMIGI         1,800,000
        8,200,000  WA State Hsg. Fin. Comm. Single Fam. Mtge. IFB, GNMA, 10.094s, 12/1/17
                  (acquired 4/12/95, cost $9,225,000)(double dagger)                                     Aaa           8,589,500
                   WA State Pub. Pwr. Supply Syst. Rev. Bonds (Nuclear Project No. 3)
        4,000,000  Ser. C, MBIA, 7 1/2s, 7/1/08                                                          Aaa           4,700,000
        5,000,000  Ser. B, MBIA, 7 1/8s, 7/1/16                                                          Aaa           5,762,500
                                                                                                                  --------------
                                                                                                                      48,438,250

West Virginia  (1.0%)
--------------------------------------------------------------------------------------------------------------------------------
                   Marion Cnty., Cmnty. Solid Waste Disp. Fac. Rev. Bonds (American Pwr.
                   Paper Recycling Project)
       12,000,000  9s, 12/1/11 (acquired various dates from 12/17/93 to 3/8/95, cost
                   $11,850,760)(double dagger)                                                           B/P           7,200,000
       10,000,000  8 1/4s, 12/1/11 (acquired 12/17/93, cost $10,000,000)(double dagger)                  B/P           6,000,000
        2,935,000  Preston Cnty., Bldg. Cmnty. Hosp. Rev. Bonds (Preston Mem. Hosp. Corp.),
                   Ser. B, 10s, 4/1/14                                                                   BB            3,111,100
        4,045,000  WV State COP (Morris Sq. Complex), 9 1/4s, 8/15/08                                    BB/P          4,045,000
                                                                                                                  --------------
                                                                                                                      20,356,100
--------------------------------------------------------------------------------------------------------------------------------
                   Total Municipal Bonds and Notes  (cost $1,927,171,916) ***                                     $1,937,673,632
--------------------------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $1,972,037,986.

**  The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
    July 31, 1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 1996.
    Securities rated by Putnam are indicated by "/P"and are not publicly rated. Ratings are not covered by the
    Report of independent accountants.

    The table below shows the percentage of the fund's investment on July 31, 1996 in securities assigned to various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam Management to be of comparable quality.

                                                    Unrated securities
              Rated securities                     of comparable quality,
             as a percentage of                      as a percentage of
Rating        fund's net assets                      fund's net assets
-------------------------------------------------------------------------
AAA/Aaa            32.5%                                  0.5%
AA/Aa               3.1                                   0.2
A/A                 4.1                                   0.1
BBB/Baa            13.6                                   4.4
BB/Ba               6.4                                  13.2
B/B                 3.2                                  14.3
Caa/CCC             0.4                                   0.7
VMIGI               1.6                                    --
-------------------------------------------------------------------------
                   64.9%                                 33.4%

                Ratings are not covered by the Report of independent accountants.

*** The aggregate identified cost on a tax basis is $1,927,171,916, resulting in gross unrealized appreciation and depreciation of $77,310,631 and $66,808,915, respectively, or net unrealized appreciation of $10,501,715.

+               Non-income-producing security.

(double dagger) Restricted, excluding 144A securities, as to public resale.
                The total market value of restricted securities held at July 31, 1996, was $92,241,750 or 4.7% of net assets.

                The rates shown on FRB and adjustable rate bonds are the current interest rates shown at July 31, 1996 which are subject to change based on the terms of the security.

                The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at July 31, 1996.

                The fund had the following industry group concentrations greater than 10% at
                July 31, 1996 (as a percentage of net assets):

                Health Care           21.1%
                Transportation        18.2%
                Utilities             12.7%


                The fund had the following insurance
                concentration greater than 10% at
                July 31, 1996 (as a percentage of net assets):

                MBIA                  15.5%

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1996

Assets
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value  (identified cost $1,927,171,916)  (Note 1)                                    $1,937,673,632
---------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                       27,820
---------------------------------------------------------------------------------------------------------------------------------
Interest and other receivables                                                                                         27,434,485
---------------------------------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                                                 18,661,580
---------------------------------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                                            245,206
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                        1,984,042,723

Liabilities
---------------------------------------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                                                   4,069,873
---------------------------------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                                          204,085
---------------------------------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                                              5,226,110
---------------------------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                                              893,954
---------------------------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                                                324,276
---------------------------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                                               3,913
---------------------------------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                                                1,991
---------------------------------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                                                  1,111,718
---------------------------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                                                    168,817
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                      12,004,737
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                         $1,972,037,986

Represented by
---------------------------------------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                                                    $2,007,599,887
---------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                                                (428,650)
---------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                                                 (45,634,967)
---------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                                             10,501,716
---------------------------------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding                                          $1,972,037,986

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share  ($540,606,692 divided by 38,481,129 shares)                        $14.05
---------------------------------------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $14.05)*                                                                    $14.75
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share  ($1,421,447,534 divided by 101,150,560 shares)**                     $14.05
---------------------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share  ($9,983,760 divided by 711,019 shares)                             $14.04
---------------------------------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $14.04)***                                                                  $14.51
---------------------------------------------------------------------------------------------------------------------------------

*   On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

**  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1996

Tax Exempt interest income:                                                                     $139,031,636

Expenses:
------------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                                  10,591,058
------------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                     1,528,607
------------------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                                    48,133
------------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                      25,075
------------------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                              1,027,816
------------------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                             12,305,091
------------------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                                 27,541
------------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                               69,373
------------------------------------------------------------------------------------------------------------
Registration fees                                                                                     25,012
------------------------------------------------------------------------------------------------------------
Auditing                                                                                              59,254
------------------------------------------------------------------------------------------------------------
Legal                                                                                                 79,250
------------------------------------------------------------------------------------------------------------
Postage                                                                                              161,172
------------------------------------------------------------------------------------------------------------
Other                                                                                                 64,442
------------------------------------------------------------------------------------------------------------
Total expenses                                                                                    26,011,824
------------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                          (647,542)
------------------------------------------------------------------------------------------------------------
Net expenses                                                                                      25,364,282
------------------------------------------------------------------------------------------------------------
Net investment income                                                                            113,667,354
------------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                                  17,913,550
------------------------------------------------------------------------------------------------------------
Net realized loss on futures (Notes 1 and 3)                                                      (2,897,346)
------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments during the year                                       (28,204,166)
------------------------------------------------------------------------------------------------------------
Net loss on investments                                                                          (13,187,962)
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                            $100,479,392
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                                       Year ended
                                                                                                         July 31
                                                                                           -----------------------------------
                                                                                                    1996                  1995
Increase in net assets
Operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                       $113,667,354          $115,552,397
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                       15,016,204           (39,422,053)
------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                                    (28,204,166)           25,168,624
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                         100,479,392           101,298,968
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------------------
   From net investment income
    Class A                                                                                  (32,034,038)          (27,401,547)
------------------------------------------------------------------------------------------------------------------------------
    Class B                                                                                  (80,787,224)          (87,980,365)
------------------------------------------------------------------------------------------------------------------------------
    Class M                                                                                     (327,003)              (43,754)
------------------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                             70,910,580            43,374,216
------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                                  58,241,707            29,247,518
------------------------------------------------------------------------------------------------------------------------------
Net assets
------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                          1,913,796,279         1,884,548,761
------------------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net investment income of
 $428,650 and $3,337,732, respectively)                                                   $1,972,037,986        $1,913,796,279
------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                                         For the period
                                                                                         December 29, 1994
                                                                                         (commencement
                                                                       Year ended        of operations) to
                                                                          July 31              July 31         Year ended July 31
                                                                      -----------------------------------------------------
                                                                             1996                 1995                 1996
                                                                      -----------------------------------------------------
                                                                                     Class M
                                                                      -----------------------------------------------------
Net asset value, beginning of period                                       $14.13               $13.43               $14.14
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .84                  .58                  .90
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.08)                 .70                 (.10)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .76                 1.28                  .80
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.85)                (.58)                (.89)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investment                                           --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.85)                (.58)                (.89)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $14.04               $14.13               $14.05
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            5.44                 9.69 (b)             5.76
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $9,984               $2,331             $540,607
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                               1.13                  .71 (b)              .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     5.87                 3.98 (b)             6.27
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      67.70                60.41                67.70
---------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                        For the period
                                                                                    September 20, 1993
                                                                                         (commencement
                                                                                     of operations) to
                                                             Year ended July 31                 July 31
                                                                         --------------------------------------------------
                                                                             1995                 1994                  1996
                                                                         --------------------------------------------------
                                                                            Class A
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.24               $15.34               $14.14
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .94                  .83                  .80
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.10)                (.98)                (.09)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .84                 (.15)                 .71
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.94)                (.83)                (.80)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                 (.02)                  --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investment                                           --                 (.05)                  --
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                 (.05)                  --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.94)                (.95)                (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $14.14               $14.24               $14.05
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            6.24                 (.99)(b)             5.08
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $474,984             $361,593           $1,421,448
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                                .87                  .71(b)              1.50
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     6.73                 5.58(b)              5.62
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      60.41                44.41                67.70
---------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                           Year ended July 31
                                                                      -----------------------------------------------------
                                                                              1995                1994                 1993
                                                                      -----------------------------------------------------
                                                                                                Class B
                                                                      -----------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.24               $15.01               $14.64
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .85                  .86                  .95
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.10)                (.65)                 .41
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .75                  .21                 1.36
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.85)                (.85)                (.95)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                 (.03)                  --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investment                                           --                 (.05)                (.04)
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                 (.05)                  --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.85)                (.98)                (.99)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $14.14               $14.24               $15.01
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            5.54                 1.36                 9.68
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $1,436,481           $1,522,955           $1,501,535
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)                               1.51                 1.45                 1.38
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     6.10                 5.76                 6.39
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      60.41                44.41                52.29
---------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)

---------------------------------------------------------------------------------
                                                                             1992
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.79
---------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------
Net investment income                                                         .99
---------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .94
---------------------------------------------------------------------------------
Total from investment operations                                             1.93
---------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------
From net investment income                                                   (.99)
---------------------------------------------------------------------------------
In excess of net investment income                                             --
---------------------------------------------------------------------------------
From net realized gain on investment                                         (.09)
---------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --
---------------------------------------------------------------------------------
Total distributions                                                         (1.08)
---------------------------------------------------------------------------------
Net asset value, end of period                                             $14.64
---------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           14.60
---------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $1,015,866
---------------------------------------------------------------------------------
Ratio of expenses to average net assets (%) (c)                              1.45
---------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     7.03
---------------------------------------------------------------------------------
Portfolio turnover (%)                                                      82.31
---------------------------------------------------------------------------------

(a)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)  Not annualized.

(c)  The ratio of expenses to average net assets for the period ended July 31, 1996 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Notes to financial statements
July 31, 1996

Note 1
Significant accounting policies

The fund is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax exempt securities constituting a portfolio that Putnam Investment Management, Inc. ("Putnam Management") the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments are stated at amortized cost, which approximates market value, and restricted securities are stated at fair value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At July 31, 1996, the fund had a capital loss carryover of approximately $38,113,000 available to offset future net capital gains, if any.
The amount of the carryover and the expiration dates are:

     Loss Carryover       Expiration
     --------------     ------------
        $24,523,000    July 31, 2003
        $13,590,000    July 31, 2004

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of market discount, defaulted bond interest, post-October loss deferrals, and realized and unrealized losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1996, the fund reclassified $2,389,993 to decrease distributions in excess of net investment income with an increase to accumulated net realized loss on investments of $2,389,993. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue bonds are accreted according to the effective yield method.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets; 0.55% of the next $500 million; 0.50% of the next $500 million and 0.45% of any amount over $1.5 billion subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1996, fund expenses were reduced by $647,542 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $2,480 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended July 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $126,558 and $6,095 from the sale of class A and class M shares, respectively and received $2,350,358 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received $1,254 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 1996, purchases and sales of investment securities other than short-term municipal obligations aggregated
$2,054,371,379 and $1,980,265,324, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At July 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Year ended
                                 July 31, 1996
----------------------------------------------------
Class A                      Shares           Amount
----------------------------------------------------
Shares sold              13,029,114     $185,888,611
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             1,175,420       16,773,877
----------------------------------------------------
                         14,204,534      202,662,488

Shares
repurchased              (9,324,390)    (132,743,846)
----------------------------------------------------
Net increase              4,880,144      $69,918,642
----------------------------------------------------

                                  Year ended
                                July 31, 1995
----------------------------------------------------
Class A                       Shares          Amount
----------------------------------------------------
Shares sold               12,577,731    $173,500,764
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              1,065,564      14,825,327
----------------------------------------------------
                          13,643,295     188,326,091

Shares
repurchased               (5,436,536)    (75,318,844)
----------------------------------------------------
Net increase               8,206,759    $113,007,247
----------------------------------------------------

                                  Year ended
                                July 31, 1996
----------------------------------------------------
Class B                       Shares          Amount
----------------------------------------------------
Shares sold               26,982,574    $385,197,664
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              2,654,941      37,899,226
----------------------------------------------------
                          29,637,515     423,096,890

Shares
repurchased              (30,078,430)   (429,880,151)
----------------------------------------------------
Net decrease                (440,915)    $(6,783,261)
----------------------------------------------------

                                  Year ended
                                 July 31, 1995
----------------------------------------------------
Class B                       Shares          Amount
----------------------------------------------------
Shares sold               21,898,422    $305,485,198
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              2,993,689      41,602,126
----------------------------------------------------
                          24,892,111     347,087,324

Shares
repurchased              (30,242,197)   (419,033,947)
----------------------------------------------------
Net decrease              (5,350,086)   $(71,946,623)
----------------------------------------------------

                                 Year ended
                                July 31, 1996
----------------------------------------------------
Class M                        Shares         Amount
----------------------------------------------------
Shares sold                   603,316     $8,601,895
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                  16,752        237,979
----------------------------------------------------
                              620,068      8,839,874
----------------------------------------------------
Shares
repurchased                   (74,012)    (1,064,675)
----------------------------------------------------
Net increase                  546,056     $7,775,199
----------------------------------------------------

                                For the period
                              December 29, 1994
                              (commencement of
                               operations) to
                                July 31, 1995
----------------------------------------------------
Class M                        Shares         Amount
----------------------------------------------------
Shares sold                   165,046     $2,314,737
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                   2,323         32,847
----------------------------------------------------
                              167,369      2,347,584

Shares
repurchased                    (2,406)       (33,992)
----------------------------------------------------
Net increase                  164,963     $2,313,592
----------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 99% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The fund paid ordinary taxable dividends of $.008 per share.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Fund information


INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

Price Waterhouse LLP


TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

James E. Erickson
Vice President

Triet M. Nguyen
Vice President and Fund Manager

Leslie J. Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not High Yield by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

27078-500/036/679      9/96